--------------------------------------------------------------------------------
                                                     Free Writing Prospectus for
                                 Carrington Mortgage Loan Trust, Series 2006-NC3
                           (filed pursuant to Rule 433; SEC file No. 333-134218)

SUBJECT TO REVISION Dated July 31, 2006

       [LOGO OMITTED]
            CCM
CARRINGTON CAPITAL MANAGEMENT

COMPUTATIONAL MATERIALS

$1,561,439,000 (APPROXIMATE)

--------------------------------------------------------------------------------

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3
ASSET-BACKED PASS-THROUGH CERTIFICATES

--------------------------------------------------------------------------------

CARRINGTON SECURITIES, LP
Sponsor

NEW CENTURY MORTGAGE CORPORATION & HOME123 CORPORATION
Originators

NEW CENTURY MORTGAGE CORPORATION
Servicer

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
Depositor

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3
Issuing Entity

JULY 31, 2006

--------------------------------------------------------------------------------
CARRINGTON INVESTMENT SERVICES, LLC                                          CIS

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the Offered Certificates described herein, supersedes any information contained in any prior similar materials relating to the Offered Certificates. The information in this free writing prospectus is preliminary, and is subject to completion or change by information contained in a preliminary prospectus relating to the Offered
Certificates. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Offered
Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Offered Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Offered Certificates, until we have conveyed to you a preliminary prospectus relating to the Offered Certificates and we have accepted your offer to purchase Offered Certificates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The Offered Certificates referred to in these materials are being offered when, as and if issued. The depositor is not obligated to issue such Offered
Certificates or any similar security and the underwriter's obligation to deliver such Offered Certificates is subject to the terms and conditions of the underwriting agreement with the depositor and the availability of such Offered
Certificates when, as and if issued by the issuing entity. You are advised that the terms of the Offered Certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Offered Certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that Offered Certificates may not be issued that have the characteristics described in these materials. The underwriter's obligation to sell such Offered Certificates to you is conditioned on the mortgage loans and Offered Certificates having the characteristics described in these materials. If for any reason the issuing entity does not deliver such
Offered Certificates, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the Offered Certificates which you have committed to purchase, and none of the issuing entity nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH
THE SECURITIES AND EXCHANGE COMMISSION (THE SEC) FOR THE OFFERING TO WHICH THIS
COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT
REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC
FOR MORE COMPLETE INFORMATION ABOUT THE DEPOSITOR AND THE OFFERING. YOU MAY GET
THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT
WWW.SEC.GOV. ALTERNATIVELY, THE DEPOSITOR, ANY UNDERWRITER OR ANY DEALER
PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS AT NO
CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE 1-866-803-9204.

                                        1
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WEIGHTED AVERAGE LIFE SENSITIVITY
TO OPTIONAL REDEMPTION
--------------------------------------------------------------------------------

                                    PERCENTAGE OF PREPAYMENT ASSUMPTION*
-------------------------------------------------------------------------------------
                             0PPC        50PPC       100PPC       150PPC       200PPC
-------------------------------------------------------------------------------------

           CLASS A-1
-------------------------------------------------------------------------------------
                 WAL        17.14         1.55         1.00         0.76         0.64
    Principal Window      1 - 293       1 - 32       1 - 20       1 - 14       1 - 11
Principal Window End   01/25/2031   04/25/2009   04/25/2008   10/25/2007   07/25/2007
-------------------------------------------------------------------------------------
           CLASS A-2
-------------------------------------------------------------------------------------
                 WAL        26.80         3.84         2.00         1.55         1.21
    Principal Window    293 - 354      32 - 70      20 - 28      14 - 22      11 - 17
Principal Window End   02/25/2036   06/25/2012   12/25/2008   06/25/2008   01/25/2008
-------------------------------------------------------------------------------------
           CLASS A-3
-------------------------------------------------------------------------------------
                 WAL        29.89         8.48         3.00         1.95         1.64
    Principal Window    354 - 359     70 - 148      28 - 70      22 - 24      17 - 21
Principal Window End   07/25/2036   12/25/2018   06/25/2012   08/25/2008   05/25/2008
-------------------------------------------------------------------------------------
           CLASS A-4
-------------------------------------------------------------------------------------
                 WAL        29.96        12.85         6.11         2.13         1.88
    Principal Window    359 - 359    148 - 154      70 - 73      24 - 26      21 - 23
Principal Window End   07/25/2036   06/25/2019   09/25/2012   10/25/2008   07/25/2008
-------------------------------------------------------------------------------------
           CLASS M-1
-------------------------------------------------------------------------------------
                 WAL        29.54         8.48         5.09         2.38         2.02
    Principal Window    329 - 359     49 - 154      51 - 73      26 - 30      23 - 25
Principal Window End   07/25/2036   06/25/2019   09/25/2012   02/25/2009   09/25/2008
-------------------------------------------------------------------------------------
           CLASS M-2
-------------------------------------------------------------------------------------
                 WAL        29.54         8.48         4.65         2.80         2.21
    Principal Window    329 - 359     49 - 154      45 - 73      30 - 36      25 - 28
Principal Window End   07/25/2036   06/25/2019   09/25/2012   08/25/2009   12/25/2008
-------------------------------------------------------------------------------------
           CLASS M-3
-------------------------------------------------------------------------------------
                 WAL        29.54         8.48         4.50         3.41         2.41
    Principal Window    329 - 359     49 - 154      43 - 73      36 - 43      28 - 29
Principal Window End   07/25/2036   06/25/2019   09/25/2012   03/25/2010   01/25/2009
-------------------------------------------------------------------------------------
           CLASS M-4
-------------------------------------------------------------------------------------
                 WAL        29.54         8.48         4.44         3.63         2.57
    Principal Window    329 - 359     49 - 154      41 - 73      43 - 43      29 - 32
Principal Window End   07/25/2036   06/25/2019   09/25/2012   03/25/2010   04/25/2009

* 85% CPR maximum in any given period.

                                        2
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WEIGHTED AVERAGE LIFE SENSITIVITY
TO OPTIONAL REDEMPTION
--------------------------------------------------------------------------------

                                    PERCENTAGE OF PREPAYMENT ASSUMPTION*
-------------------------------------------------------------------------------------
                             0PPC        50PPC       100PPC       150PPC       200PPC
-------------------------------------------------------------------------------------

           CLASS M-5
-------------------------------------------------------------------------------------
                 WAL        29.54         8.48         4.38         3.63         2.76
    Principal Window    329 - 359     49 - 154      40 - 73      43 - 43      32 - 33
Principal Window End   07/25/2036   06/25/2019   09/25/2012   03/25/2010   05/25/2009
-------------------------------------------------------------------------------------
           CLASS M-6
-------------------------------------------------------------------------------------
                 WAL        29.54         8.48         4.35         3.63         2.79
    Principal Window    329 - 359     49 - 154      39 - 73      43 - 43      33 - 33
Principal Window End   07/25/2036   06/25/2019   09/25/2012   03/25/2010   05/25/2009
-------------------------------------------------------------------------------------
           CLASS M-7
-------------------------------------------------------------------------------------
                 WAL        29.54         8.48         4.32         3.63         2.79
    Principal Window    329 - 359     49 - 154      39 - 73      43 - 43      33 - 33
Principal Window End   07/25/2036   06/25/2019   09/25/2012   03/25/2010   05/25/2009
-------------------------------------------------------------------------------------
           CLASS M-8
-------------------------------------------------------------------------------------
                 WAL        29.54         8.48         4.30         3.62         2.79
    Principal Window    329 - 359     49 - 154      38 - 73      42 - 43      33 - 33
Principal Window End   07/25/2036   06/25/2019   09/25/2012   03/25/2010   05/25/2009
-------------------------------------------------------------------------------------
           CLASS M-9
-------------------------------------------------------------------------------------
                 WAL        29.54         8.48         4.28         3.52         2.79
    Principal Window    329 - 359     49 - 154      38 - 73      40 - 43      33 - 33
Principal Window End   07/25/2036   06/25/2019   09/25/2012   03/25/2010   05/25/2009

* 85% CPR maximum in any given period.

                                        3
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WEIGHTED AVERAGE LIFE SENSITIVITY
TO MATURITY
--------------------------------------------------------------------------------

                                    PERCENTAGE OF PREPAYMENT ASSUMPTION*
-------------------------------------------------------------------------------------
                             0PPC        50PPC       100PPC       150PPC       200PPC
-------------------------------------------------------------------------------------

           CLASS A-1
-------------------------------------------------------------------------------------
                 WAL        17.14         1.55         1.00         0.76         0.64
    Principal Window      1 - 293       1 - 32       1 - 20       1 - 14       1 - 11
Principal Window End   01/25/2031   04/25/2009   04/25/2008   10/25/2007   07/25/2007
-------------------------------------------------------------------------------------
           CLASS A-2
-------------------------------------------------------------------------------------
                 WAL        26.80         3.84         2.00         1.55         1.21
    Principal Window    293 - 354      32 - 70      20 - 28      14 - 22      11 - 17
Principal Window End   02/25/2036   06/25/2012   12/25/2008   06/25/2008   01/25/2008
-------------------------------------------------------------------------------------
           CLASS A-3
-------------------------------------------------------------------------------------
                 WAL        29.89         8.48         3.00         1.95         1.64
    Principal Window    354 - 359     70 - 148      28 - 70      22 - 24      17 - 21
Principal Window End   07/25/2036   12/25/2018   06/25/2012   08/25/2008   05/25/2008
-------------------------------------------------------------------------------------
           CLASS A-4
-------------------------------------------------------------------------------------
                 WAL        29.96        17.27         8.44         2.13         1.88
    Principal Window    359 - 359    148 - 327     70 - 174      24 - 26      21 - 23
Principal Window End   07/25/2036   11/25/2033   02/25/2021   10/25/2008   07/25/2008
-------------------------------------------------------------------------------------
           CLASS M-1
-------------------------------------------------------------------------------------
                 WAL        29.54         9.42         5.58         2.38         2.02
    Principal Window    329 - 359     49 - 295     51 - 151      26 - 30      23 - 25
Principal Window End   07/25/2036   03/25/2031   03/25/2019   02/25/2009   09/25/2008
-------------------------------------------------------------------------------------
           CLASS M-2
-------------------------------------------------------------------------------------
                 WAL        29.54         9.39         5.12         2.80         2.21
    Principal Window    329 - 359     49 - 282     45 - 142      30 - 36      25 - 28
Principal Window End   07/25/2036   02/25/2030   06/25/2018   08/25/2009   12/25/2008
-------------------------------------------------------------------------------------
           CLASS M-3
-------------------------------------------------------------------------------------
                 WAL        29.54         9.35         4.95         6.05         2.41
    Principal Window    329 - 359     49 - 266     43 - 132     36 - 108      28 - 29
Principal Window End   07/25/2036   10/25/2028   08/25/2017   08/25/2015   01/25/2009
-------------------------------------------------------------------------------------
           CLASS M-4
-------------------------------------------------------------------------------------
                 WAL        29.54         9.32         4.87         5.82         2.57
    Principal Window    329 - 359     49 - 259     41 - 129      59 - 83      29 - 32
Principal Window End   07/25/2036   03/25/2028   05/25/2017   07/25/2013   04/25/2009

* 85% CPR maximum in any given period.

                                        4
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WEIGHTED AVERAGE LIFE SENSITIVITY
TO MATURITY
--------------------------------------------------------------------------------

                                    PERCENTAGE OF PREPAYMENT ASSUMPTION*
-------------------------------------------------------------------------------------
                             0PPC        50PPC       100PPC       150PPC       200PPC
-------------------------------------------------------------------------------------

           CLASS M-5
-------------------------------------------------------------------------------------
                 WAL        29.54         9.28         4.78         4.72         2.78
    Principal Window    329 - 359     49 - 247     40 - 121      51 - 73      32 - 34
Principal Window End   07/25/2036   03/25/2027   09/25/2016   09/25/2012   06/25/2009
-------------------------------------------------------------------------------------
           CLASS M-6
-------------------------------------------------------------------------------------
                 WAL        29.54         9.23         4.73         4.30         2.97
    Principal Window    329 - 359     49 - 235     39 - 115      47 - 69      34 - 36
Principal Window End   07/25/2036   03/25/2026   03/25/2016   05/25/2012   08/25/2009
-------------------------------------------------------------------------------------
           CLASS M-7
-------------------------------------------------------------------------------------
                 WAL        29.54         9.16         4.66         4.03         5.05
    Principal Window    329 - 359     49 - 224     39 - 109      44 - 66      36 - 75
Principal Window End   07/25/2036   04/25/2025   09/25/2015   02/25/2012   11/25/2012
-------------------------------------------------------------------------------------
           CLASS M-8
-------------------------------------------------------------------------------------
                 WAL        29.54         9.07         4.60         3.84         4.38
    Principal Window    329 - 359     49 - 211     38 - 102      42 - 61      49 - 56
Principal Window End   07/25/2036   03/25/2024   02/25/2015   09/25/2011   04/25/2011
-------------------------------------------------------------------------------------
           CLASS M-9
-------------------------------------------------------------------------------------
                 WAL        29.54         8.94         4.51         3.67         3.89
    Principal Window    329 - 359     49 - 199      38 - 95      40 - 57      44 - 49
Principal Window End   07/25/2036   03/25/2023   07/25/2014   05/25/2011   09/25/2010

* 85% CPR maximum in any given period.

                                        5
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                                 NET WAC RATE

                          --------------------------
                              PERIOD   NET WAC RATE
                          --------------------------
                                1          5.02
                                2          7.69
                                3          7.44
                                4          7.69
                                5          7.44
                                6          7.44
                                7          8.24
                                8          7.44
                                9          7.69
                                10         7.44
                                11         7.69
                                12         7.44
                                13         7.44
                                14         7.69
                                15         7.44
                                16         7.69
                                17         7.44
                                18         7.44
                                19         7.95
                                20         7.44
                                21         7.68
                                22         7.44
                                23         8.40
                                24         8.72
                                25         8.69
                                26         8.96
                                27         8.66
                                28         8.95
                                29         9.17
                                30         9.60
                                31        10.62
                                32         9.58
                                33         9.89
                                34         9.57
                                35        10.03
                                36         9.88
                                37         9.87
                                38        10.19
                                39         9.85
                                40        10.17
                                41         9.84
                                42         9.89
                                43        10.94
                                44         9.87
                                45        10.19
                                46         9.85
                                47        10.17
                                48         9.84
                                49         9.83
                                50        10.15
                                51         9.81
                                52        10.13
                                53         9.79
                                54         9.78
                                55        10.82
                                56         9.76
                                57        10.07
                                58         9.74
                                59        10.05
                                60         9.72
                                61         9.71
                                62        10.02
                                63         9.68
                                64        10.00
                                65         9.66
                                66         9.65
                                67        10.31
                                68         9.63
                                69         9.94
                                70         9.61
                                71         9.92
                                72         9.58
                                73         9.57

      Assumptions: Static Indices: 1mL= 5.37%  6mL=5.56%

      10% Optional Cleanup Call Based On Pricing Prepayment Assumption

      Calculated without regard to any net swap payments due to the Swap
      Counterparty

                                        6
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                        CLASS A EFFECTIVE MAXIMUM RATE*

                          --------------------------
                              PERIOD   CLASS A AFC
                          --------------------------
                                1         12.50
                                2         12.50
                                3         12.50
                                4         12.50
                                5         12.50
                                6         12.50
                                7         12.50
                                8         12.50
                                9         12.50
                                10        12.50
                                11        12.50
                                12        12.50
                                13        12.50
                                14        12.50
                                15        12.50
                                16        12.50
                                17        12.50
                                18        12.50
                                19        12.50
                                20        12.50
                                21        12.50
                                22        12.50
                                23        12.50
                                24        12.50
                                25        12.50
                                26        12.50
                                27        12.50
                                28        12.50
                                29        12.50
                                30        12.50
                                31        12.50
                                32        12.50
                                33        12.50
                                34        12.50
                                35        12.50
                                36        12.50
                                37        12.50
                                38        12.50
                                39        12.50
                                40        12.50
                                41        12.50
                                42        12.50
                                43        12.50
                                44        12.50
                                45        12.50
                                46        12.50
                                47        12.50
                                48        12.50
                                49        12.50
                                50        12.50
                                51        12.50
                                52        12.50
                                53        12.50
                                54        12.50
                                55        12.50
                                56        12.50
                                57        12.50
                                58        12.50
                                59        12.50
                                60        12.50
                                61        12.50
                                62        12.50
                                63        12.50
                                64        12.50
                                65        12.50
                                66        12.50
                                67        12.50
                                68        12.50
                                69        12.50
                                70        12.50
                                71        12.50
                                72        12.50
                                73        12.50

      *Assumptions: Static Indices: 1mL=20.0%  6mL=20.0%

      *10% Optional Cleanup Call Based On Pricing Prepayment Assumption

      *Includes any payments made from the Swap Agreement

      *The Class A Effective Maximum Rate is the lesser of (i) 12.50%, or (ii)
       an annual rate calculated by taking the maximum amount of funds available to pay interest to the Class A Certificates on the related Distribution date divided by the beginning Class A Certificate balance (adjusted for the actual number of days in the period).

                                        7
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                        CLASS M EFFECTIVE MAXIMUM RATE*

                          --------------------------
                              PERIOD   CLASS M AFC
                          --------------------------
                                1         12.50
                                2         12.50
                                3         12.50
                                4         12.50
                                5         12.50
                                6         12.50
                                7         12.50
                                8         12.50
                                9         12.50
                                10        12.50
                                11        12.50
                                12        12.50
                                13        12.50
                                14        12.50
                                15        12.50
                                16        12.50
                                17        12.50
                                18        12.50
                                19        12.50
                                20        12.50
                                21        12.50
                                22        12.50
                                23        12.50
                                24        12.50
                                25        12.50
                                26        12.50
                                27        12.50
                                28        12.50
                                29        12.50
                                30        12.50
                                31        12.50
                                32        12.50
                                33        12.50
                                34        12.50
                                35        12.50
                                36        12.50
                                37        12.50
                                38        12.50
                                39        12.50
                                40        12.50
                                41        12.50
                                42        12.50
                                43        12.50
                                44        12.50
                                45        12.50
                                46        12.50
                                47        12.50
                                48        12.50
                                49        12.50
                                50        12.50
                                51        12.50
                                52        12.50
                                53        12.50
                                54        12.50
                                55        12.50
                                56        12.50
                                57        12.50
                                58        12.50
                                59        12.50
                                60        12.50
                                61        12.50
                                62        12.50
                                63        12.50
                                64        12.50
                                65        12.50
                                66        12.50
                                67        12.50
                                68        12.50
                                69        12.50
                                70        12.50
                                71        12.50
                                72        12.50
                                73        12.50

      *Assumptions: Static Indices: 1mL=20.0%  6mL=20.0%

      *10% Optional Cleanup Call Based On Pricing Prepayment Assumption

      *Includes any payments made from the Swap Agreement

      *The Class M Effective Maximum Rate is the lesser of (i) 12.50%, or (ii)
       an annual rate calculated by taking the maximum amount of funds available to pay interest to the Class M Certificates on the related Distribution date divided by the beginning Class M Certificate balance (adjusted for the actual number of days in the period).

                                        8
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                         ASSUMED MONTHLY EXCESS INTEREST

                   -----------------------------------------
                     PERIOD   STATIC LIBOR   FORWARD LIBOR
                   -----------------------------------------
                       1          0.13           0.13
                       2          2.08           2.08
                       3          2.07           2.06
                       4          2.08           2.08
                       5          2.07           2.06
                       6          2.06           2.05
                       7          2.14           2.12
                       8          2.06           2.05
                       9          2.09           2.08
                       10         2.06           2.05
                       11         2.09           2.08
                       12         2.06           2.05
                       13         2.06           2.04
                       14         2.10           2.07
                       15         2.05           2.02
                       16         2.10           2.06
                       17         2.05           1.99
                       18         2.05           1.98
                       19         2.17           2.09
                       20         2.05           1.95
                       21         2.11           2.01
                       22         2.05           1.94
                       23         2.83           2.71
                       24         3.36           3.24
                       25         3.34           3.23
                       26         3.40           3.31
                       27         3.30           3.21
                       28         3.39           3.32
                       29         3.83           3.76
                       30         4.28           4.22
                       31         4.56           4.52
                       32         4.26           4.23
                       33         4.35           4.32
                       34         4.25           4.22
                       35         4.49           4.44
                       36         4.58           4.52
                       37         4.57           4.50
                       38         4.50           4.42
                       39         4.45           4.36
                       40         4.55           4.45
                       41         4.46           4.40
                       42         4.52           4.49
                       43         4.74           4.72
                       44         4.50           4.48
                       45         4.57           4.54
                       46         4.48           4.45
                       47         4.54           4.54
                       48         4.47           4.49
                       49         4.47           4.48
                       50         4.52           4.54
                       51         4.45           4.47
                       52         4.50           4.53
                       53         4.43           4.46
                       54         4.42           4.45
                       55         4.58           4.63
                       56         4.40           4.43
                       57         4.44           4.48
                       58         4.38           4.42
                       59         4.42           4.47
                       60         4.36           4.41
                       61         4.35           4.40
                       62         4.39           4.44
                       63         4.33           4.38
                       64         4.36           4.42
                       65         4.30           4.37
                       66         4.28           4.10
                       67         4.64           4.48
                       68         4.26           4.07
                       69         4.43           4.25
                       70         4.23           4.05
                       71         4.40           4.23
                       72         4.21           4.02
                       73         4.19           4.01

--------------------------------------------------------------------------------
      Assumptions:

      1.    Run at pricing prepayment assumption

      2.    Excess (30/360)

      3.    Static Indices: 1mL = 5.37%; 6mL = 5.56%

      4.    Forward 1mL used for Certificates, Forward 6mL used for collateral

      5.    10% optional clean-up call

      6.    Takes into account net swap payments

                                        9
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                  BREAKEVEN (LAST CDR PRIOR TO 1ST DOLLAR LOSS)

                    ----------------------------------------
                              CDR BE
                     BOND      RATE       WAL       CUM LOSS
                    ----------------------------------------
                     M-1      34.43       4.85       23.26
                     M-2      24.57       5.97       18.79
                     M-3      22.05       8.17       17.46
                     M-4      18.19       8.02       15.22
                     M-5      15.60       9.03       13.58
                     M-6      13.74      10.00       12.32
                     M-7      11.91      10.37       11.00
                     M-8      10.63      11.40       10.03
                     M-9       8.95      11.23        8.70

      ASSUMPTIONS:

      1.    Trigger event is always in effect

      2.    40 % loss severity

      3.    6 months lag

      4.    Pricing prepayment assumption

      5.    Certificates use 1-month LIBOR forward and collateral uses 6-month
            LIBOR forward

      6.    P&I advance

      7.    10% optional clean-up call is not exercised

                                       10
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.